Exhibit 10.2

FIRST AMENDMENT TO

CREDIT AND GUARANTY AGREEMENT

This FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made and entered into as of August 24, 2011 (the “Effective Date”), by and among CENTER CUT HOSPITALITY, INC., a Delaware corporation (“Company”), DEL FRISCO’S RESTAURANT GROUP, LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties party hereto, GOLDMAN SACHS BANK USA (“GS Bank”), as Administrative Agent (in such capacity, “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, Company, Holdings, the other Credit Parties party thereto from time to time, the Lenders party thereto from time to time, and GS Bank, as Administrative Agent, Collateral Agent and Lead Arranger, are party to that certain Credit and Guaranty Agreement, dated as of July 29, 2011 (as amended, restated, supplemented and otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have extended to Company certain Loans and other financial accommodations; and

WHEREAS, the Credit Parties have requested that the Lenders make certain amendments with respect to the Credit Agreement; and

WHEREAS, the Lenders are willing to make such amendments subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

2. Amendments. Subject to the terms and conditions set forth herein, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment:

(a) The definition of “Excluded Account” in Section 1.1 of the Credit Agreement is hereby amended by deleting the existing text of such definition in its entirety and by inserting, in lieu thereof, the following text:

“Excluded Account” means individually or collectively as the context requires, (i) any account used solely for payroll, payroll taxes or other employee wage and benefit payments, (ii) any escrow accounts used solely for consideration that could reasonably be expected to become payable in connection with Permitted Acquisitions, (iii) any accounts used solely to cash collateralize or otherwise satisfy Governmental Authorizations relating to the sale and service of

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liquor, and (iv) any petty cash deposit account for which a control agreement has not otherwise been obtained, so long as, with respect to this clause (iv), (a) the aggregate amount on deposit in each such petty cash account does not exceed (1) $65,000 at any one time at account number 60750005658 maintained by Center Cut Hospitality, Inc. with Key Bank, (2) $200,000 at any one time at account number 7910033518 maintained by Del Frisco’s of New York, LLC with TD Bank, or (3) $50,000 at any one time at any account other than the accounts in clause (1) and clause (2), and (b) the aggregate amount on deposit in all such petty cash accounts does not exceed $600,000 at any one time as of or after the Closing Date (or, in the case of clause (a) and/or (b), such greater amounts, if any, approved by Administrative Agent from time to time in its reasonable discretion).

(b) Section 1 of Schedule 5.15 to the Credit Agreement is hereby amended by deleting the existing text of such Section in its entirety and by inserting, in lieu thereof, the following text:

1. Credit Parties shall deliver to Administrative Agent, no later than forty-five (45) days after the Closing Date (or any later date(s) approved in writing by Administrative Agent in its sole discretion, which written approval may be in the form of an electronic mail message), a fully executed Deposit Account Control Agreement with respect to account number 650021640 maintained by Center Cut Hospitality, Inc. with Frost National Bank.

(c) Section 3 of Schedule 5.15 to the Credit Agreement is hereby amended by deleting the existing text of such Section in its entirety and by inserting, in lieu thereof, the following text:

3. Credit Parties shall deliver to Administrative Agent, no later than sixty (60) days after the Closing Date (or any later date(s) approved in writing by Administrative Agent in its sole discretion, which written approval may be in the form of an electronic mail message), evidence, in form and substance reasonably satisfactory to Administrative Agent, that Center Cut Marketing, LLC Limited Liability Company, an Indiana limited liability company, has been reinstated as an Indiana limited liability company.

3. Representations, Warranties, Covenants and Acknowledgments. To induce Administrative Agent and the Lenders to enter into this Amendment:

(a) Each Credit Party hereby represents and warrants that (i) as of Effective Date, after giving effect hereto, the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, (ii) as of the Effective Date, there exists no Default or Event of Default under the Credit Agreement or the other Credit Documents, (iii) it has the power and is duly authorized to enter into, deliver and

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perform this Amendment, and (iv) this Amendment and the other Credit Documents are the legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(b) Each Credit Party hereby reaffirms each of the agreements, covenants and undertakings set forth in the Credit Agreement (as modified hereby) and each other Credit Document as if such Credit Party were making such agreements, covenants and undertakings on the Effective Date; and

(c) Each Credit Party hereby acknowledges and agrees that no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of such Credit Party against any Agent or any Lender exists arising out of or with respect to (i) the Obligations, this Amendment or the other Credit Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of the Loans and Letters of Credit; and

(d) Each Credit Party acknowledges and agrees that this Amendment shall be deemed a “Credit Document” for all purposes under the Credit Agreement; and

(e) Each Credit Party acknowledges and agrees that (i) the Lenders’ agreement to the amendments contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of any Lender to consider or agree to any further amendment (or any consent or waiver) with respect to any Credit Document, (ii) in the event that any Lender subsequently agrees to consider any further amendment (or any consent or waiver) with respect to any Credit Document, neither this Amendment nor any other conduct of any Lender shall be of any force and effect on any Lender’s consideration or decision with respect thereto, and (iii) Lenders shall have no further obligation whatsoever to consider or agree to any further amendment (or any consent or waiver) with respect to any Credit Document.

4. Release; Indemnification.

(a) In further consideration of Administrative Agent’s and the Lenders’ execution of this Amendment, each Credit Party, individually and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of such Credit Party, and any debtor-in-possession with respect to such Credit Party), assigns, participants, subsidiaries and affiliates, hereby forever releases each Agent and each Lender and their respective successors, assigns, parents, subsidiaries, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity), and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, whether matured or unmatured, whether fixed or contingent that such Credit Party has or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Credit Agreement or the other Credit Documents prior to the Effective Date (including, without

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limitation, with respect to the Obligations, any Collateral, the Credit Agreement, any other Credit Document and any third parties liable in whole or in part for the Obligations). This provision shall survive and continue in full force and effect whether or not the Credit Parties shall satisfy all other provisions of this Amendment, the Credit Agreement or the other Credit Documents, including payment in full of all Obligations.

(b) Each Credit Party hereby agrees that its release of the Releasees set forth in Section 4(a) above shall include an obligation to, and each Credit Party, jointly and severally, hereby agrees to indemnify and hold the Releasees, or any of them, harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of such Credit Party or any parent, subsidiary or affiliate of such Credit Party, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation, common law principle or otherwise arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith; provided, that no Credit Party shall be liable for any indemnification to a Releasee to the extent that any such liability, obligation, loss, penalty, action, judgment, suit, cost, expense or disbursement results from such Releasee’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Credit Agreement and the other Credit Documents.

5. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

(a) Delivery of Documents. Company shall have delivered to Administrative Agent (i) fully-executed counterparts of this Amendment executed by the Credit Parties, Administrative Agent and the Lenders, and (ii) any other documentation reasonably requested by Administrative Agent in connection herewith.

(b) Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Amendment shall be true and correct as of the Effective Date.

6. Expenses. Company shall pay Administrative Agent all of its actual and reasonable costs and expenses in connection with this Amendment in accordance with the Credit Agreement (including, without limitation, all reasonable fees, expenses and disbursements of counsel to Administrative Agent).

7. Effect of this Amendment; Relationship of Parties. Except as expressly modified hereby, the Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to each Agent and each Lender, except as may be limited by bankruptcy, insolvency, reorganization,

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moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. The relationship of Agents and Lenders, on the one hand, and the Credit Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment (or any instrument, document or agreement delivered in connection herewith), the Credit Agreement or the other Credit Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

8. Miscellaneous. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts (any of which may be delivered via facsimile or electronic mail in portable document format), each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. The exchange of copies of this Amendment and of signature pages hereto by facsimile or electronic mail in portable document format shall constitute effective execution and delivery of this Amendment and may be used in lieu of the original Amendment for all purposes. Signatures of the parties transmitted by facsimile or electronic mail in portable document format shall be deemed to be the parties’ original signatures for all purposes. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to its conflict of laws principles that would apply the laws of another jurisdiction. Each of the parties hereto accepts the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the State, County and City of New York for any judicial proceeding arising under or relating to this Amendment, to the full extent set forth in Section 10.15 of the Credit Agreement. Each of the parties hereto hereby agrees to waive its respective rights to a jury trial of any claim or cause of action based upon or arising under this Amendment, to the full extent set forth in Section 10.16 of the Credit Agreement. This Amendment embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof, except the agreements embodied in the Credit Agreement and the other Credit Documents (as modified hereby).

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IN WITNESS WHEREOF, the Credit Parties, Administrative Agent and the Lenders have caused this Amendment to be duly executed and delivered by their respective duly authorized representatives as of the Effective Date.

COMPANY:
CENTER CUT HOSPITALITY, INC.

By:	/s/ Marc L. Lipshy
Name: Marc L. Lipshy
Title: President

GUARANTORS:
DEL FRISCO’S RESTAURANT GROUP, LLC

By:	/s/ Marc L. Lipshy
Name: Marc L. Lipshy
Title: Vice President

ROMO HOLDING, LLC

By:	/s/ Marc L. Lipshy
Name: Marc L. Lipshy
Title: President
DEL FRISCO – DALLAS, L.P.
DEL FRISCO – FORT WORTH, L.P.
SULLIVAN’S – AUSTIN, L.P.
By: ROMO HOLDING, LLC,
Its: General Partner

By:	/s/ Marc L. Lipshy
Name: Marc L. Lipshy
Title: President

Signature Page

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GUARANTORS (continued):

CALIFORNIA SULLIVAN’S, INC.
CBG DELAWARE, INC.
CENTER CUT MARKETING, LLC
DEL FRISCO’S GRILL OF NEW YORK, LLC
COLORADO SULLIVAN’S, INC.
DEL FRISCO’S GRILLE OF DALLAS, LLC
CWA DELAWARE, INC.
DEL FRISCO’S OF BOSTON, LLC
DEL FRISCO’S OF COLORADO, INC.
LONE STAR FINANCE, LLC
LOUISIANA STEAKHOUSE, INC.
DEL FRISCO’S OF NEVADA, INC.
DEL FRISCO’S OF NORTH CAROLINA, INC.
NORTH PHILADELPHIA SULLIVAN’S, INC.
DEL FRISCO’S OF PHILADELPHIA, INC.
DEL FRISCO’S OF NEW YORK, LLC
STEAK CONCEPTS DELAWARE, INC.
SULLIVAN’S OF ILLINOIS, INC.
SULLIVAN’S OF INDIANA, INC.
SULLIVAN’S OF ALASKA, INC.
SULLIVAN’S OF KANSAS, INC.
SULLIVAN’S OF ARIZONA, INC.
SULLIVAN’S OF BALTIMORE, INC.
SULLIVAN’S OF DELAWARE, INC.
SULLIVAN’S OF NORTH CAROLINA, INC.
SULLIVAN’S RESTAURANTS OF NEBRASKA, INC.
CROCKETT BEVERAGE CORPORATION
POST OAK BEVERAGE CORP.
TRAVIS BEVERAGE CORPORATION
SULLIVAN’S OF WASHINGTON, LLC
WESTHEIMER BEVERAGE CORPORATION
IRWIN J. GROSSNERR FOUNDATION, INC.
TOLLWAY BEVERAGE CORPORATION

By:	/s/ Mark S. Mednansky
Name: Mark S. Mednansky
Title: President

Signature Page

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ADMINISTRATIVE AGENT and LENDER:
GOLDMAN SACHS BANK USA

By:	/s/ Stephen W. Hipp

Name:	Stephen W. Hipp

Title:	Authorized Signatory

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LENDERS (continued):
TPG SPECIALTY LENDING, INC.

By:	/s/ Michael Fishman
Name:	Michael Fishman
Title:	CEO

Signature Page

First Amendment to Credit Agreement